UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 6, 2015

World Acceptance Corporation
(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street Greenville, South Carolina 29607
(Address of Principal Executive Offices) (Zip Code)

(864) 298-9800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Seventh Amendment to Amended and Restated Revolving Credit Facility

On April 6, 2015, World Acceptance Corporation (the “Company”) entered into a seventh amendment (the “Seventh Amendment”) to the Amended and Restated Revolving Credit Agreement, originally dated as of September 17, 2010 (as cumulatively amended, the “Revolving Credit Agreement”), among the Company, the lenders named therein, and Wells Fargo Bank, National Association (“Wells Fargo”), as successor Administrative Agent and successor Collateral Agent.

The Seventh Amendment amends the Revolving Credit Agreement to increase the sublimit for the issuance of letters of credit under the Revolving Credit Agreement from $1,000,000 to $1,500,000, and to reduce the lowest “Advance Rate” multiplier in the sliding scale borrowing base formula from 80% to 79%, so that the sliding scale ranges from 85% down to 79% based on a corresponding scale for the “Collateral Performance Indicator,” defined as the sum of (1) the rolling three-month average percentage of 60+ day contractual delinquencies at a month end plus (2) the net charge-offs for the eight-month period ending on such date divided by average net finance receivables during the eight-month period ending on such date. The corresponding scale for the Collateral Performance Indicator ranges from a low of 18% or less, to a high of greater than 23%.

As a condition to the effectiveness of the Seventh Amendment, the Company’s wholly owned domestic subsidiary, World Finance Company of Idaho, LLC, became a party to an amended and restated security agreement and an amended and restated guaranty agreement entered into in connection with the Revolving Credit Agreement, to which the Company’s other domestic subsidiaries are also parties.

The foregoing description of the Seventh Amendment, including certain terms in this description which are defined in the Revolving Credit Agreement, is qualified in its entirety by the terms of the Amended and Restated Credit Agreement, dated as of September 17, 2010 among the Company, the lenders named therein and Bank of Montreal, as Administrative Agent, filed as Exhibit 10.1 to the Company’s Form 8-K filed September 21, 2010, as initially amended by the terms of the first amendment, dated as of August 31, 2011, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed September 1, 2011, as further amended by the second amendment, dated as of May 1, 2012, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed May 1, 2012, as further amended by the third amendment, dated as of November 19, 2012, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed November 20, 2012, as further amended by the fourth amendment, dated as of September 6, 2013, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed September 9, 2013, as further amended by the fifth amendment, dated as of March 17, 2014, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed March 19, 2014, as further amended by the sixth amendment, dated as of November 18, 2014, to the Amended and Restated Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K filed November 20, 2014, and as further amended by the Seventh Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of Registrant.

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1 -Seventh Amendment to Amended and Restated Revolving Credit Agreement, dated as of April 6, 2015, among World Acceptance Corporation, the lender parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2015
World Acceptance Corporation

	By:	/s/ John L. Calmes, Jr.
John L. Calmes, Jr.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1
Seventh Amendment to Amended and Restated Revolving Credit Agreement, dated as of April 6, 2015, among World Acceptance Corporation, the lender parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent.